                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:


            [_]  PreliminaryProxy     [_]  Confidential,For
                            Statement                   Use of
                                                        the
                                                        Commission
                                                        Only (as
                                                        permitted
                                                        by
                                                        Rule
                                                        14a-6(e)(2))
            [X]  DefinitiveProxy
                           Statement
            [_]  Definitive
                           Additional
                           Materials
            [_]  SolicitingMaterial
                           Pursuant
                           to Rule
                           14a-11(c)
                           or Rule
                           14a-12


                              The RBB Fund, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X]No fee required.

    [_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

       (4) Proposed maximum aggregate value of transaction:

       (5) Total fee paid:

    [_]Fee paid previously with preliminary materials:

    [_]Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:

       (2) Form, Schedule or Registration Statement No.:

       (3) Filing Party:

       (4) Date Filed:

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD SEPTEMBER 30, 2004


                             n/i numeric investors
                                family of funds

                  n/i numeric investors Emerging Growth Fund
                       n/i numeric investors Growth Fund
                      n/i numeric investors Mid Cap Fund
                  n/i numeric investors Small Cap Value Fund

                 (Investment Portfolios of The RBB Fund, Inc.)


   NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the investment portfolios named above (each a "n/i numeric investors fund," and together, the "funds"), each of which is a separate series of The RBB Fund, Inc. (the "Company"), will be held at the offices of the Company, Bellevue Corporate Center, 400 Bellevue Parkway, 4/th/ Floor, Wilmington, Delaware 19809, on September 30, 2004, at 10:00 a.m. (Eastern time) (the "Special Meeting"), for the following purposes:



      1. To approve new investment advisory agreements (each, a "New Advisory Agreement") between the Company, on behalf of each n/i numeric investors fund, and Numeric Investors LLC ("Numeric") (all shareholders of each n/i numeric investors fund to vote separately);



      2. (Shareholders of the n/i numeric Mid Cap Fund only) To approve an amendment to the New Advisory Agreement between the Company and Numeric with respect to the n/i numeric investors Mid Cap Fund to change its performance benchmark to the Russell Midcap Index from the Standard & Poor's MidCap 400 Index (the "S&P MidCap 400 Index") pursuant to which Numeric would be compensated on a performance fee basis; and


      3. To transact such other business as may properly come before the meeting or any adjournment thereof.

   The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Shareholders of record at the close of business on July 28, 2004 are entitled to receive notice of and to vote at the Special Meeting. Each shareholder is invited to attend the Special Meeting in person. If you cannot be present at the Special Meeting, we urge you to vote your shares by using one of the convenient options listed on your proxy card, so that the Special Meeting can be held and a maximum number of shares may be voted. If you received more than one Proxy Card, please be sure to vote each one.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH N/I NUMERIC INVESTORS FUND VOTE FOR THE APPROVAL OF EACH NEW INVESTMENT
   ADVISORY AGREEMENT AND THAT SHAREHOLDERS OF THE MID CAP FUND VOTE FOR THE
           APPROVAL OF THE AMENDMENT TO THE NEW ADVISORY AGREEMENT.

           IT IS IMPORTANT THAT PROXY CARD(S) BE RETURNED PROMPTLY.

   SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE URGED TO SIGN AND RETURN WITHOUT DELAY THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD(S) ARE SET FORTH AT THE END OF THE ENCLOSED PROXY STATEMENT.

   PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE FUND AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                          By Order of the Board of Directors,

                                          Edward J. Roach
                                          President

                               IMPORTANT NOTICE

   Although we recommend that you read the Proxy Statement carefully, for your convenience, we have provided a brief overview of the proposals to be voted on.

                             QUESTIONS AND ANSWERS

                                  PROPOSAL 1

    n/i numeric investors Emerging Growth Fund (the "Emerging Growth Fund")
             n/i numeric investors Growth Fund (the "Growth Fund")
            n/i numeric investors Mid Cap Fund (the "Mid Cap Fund") n/i numeric investors Small Cap Value Fund (the "Small Cap Value Fund")

Q: WHY AM I RECEIVING THIS PROXY STATEMENT?


A. The n/i numeric investors funds' investment adviser, Numeric Investors L.P. ("Numeric L.P."), has been recapitalized and restructured. Under the recapitalization, Numeric L.P.'s original financing partners, Strategic Investment Group and certain former employees of Numeric L.P. have sold their full interests in Numeric L.P. Under the restructuring, the proposed adviser to n/i numeric investors funds will be Numeric Investors LLC ("Numeric"). As a result of the recapitalization, Numeric employees now own 94.48% of Numeric. The recapitalization was funded from equity and mezzanine investment partnerships managed by TA Associates, Inc. along with senior financing arranged by J.P. Morgan Securities Inc. Because this restructuring legally results in the termination of the investment advisory agreements with the investment adviser for the n/i numeric investors funds, federal securities laws require your approval of a new, although substantially identical, advisory agreement for your n/i numeric investors fund.


Q: HOW WILL THIS AFFECT MY ACCOUNT?

A: You can expect the same level of management expertise and quality shareholder service from Numeric to which you have grown accustomed from Numeric L.P. There will be no change in the adviser's personnel, investment philosophy or management as a result of the transaction. The adoption of Proposal 1 will not result in an increase in the rate of the n/i numeric investors fund's investment advisory fees. (NOTE: See Proposal 2 for a separate proposal to change the performance fee calculation for the Mid Cap Fund.)

Q: WILL MY VOTE MAKE A DIFFERENCE?

A: Yes. Your vote is important and needed to ensure that the proposals can be acted upon. Additionally, your immediate response will help save the costs of any further proxy solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their n/i numeric investors fund(s).

Q: HOW DO THE DIRECTORS SUGGEST THAT I VOTE?

A: After careful consideration, the Directors, including the independent
   Directors who comprise a majority of the Board of Directors, unanimously recommend that you vote "FOR" the proposal.

Q: WHAT HAPPENS IF THE SHAREHOLDERS DO NOT APPROVE THE NEW ADVISORY AGREEMENTS?

A: The Board of Directors has approved, and Numeric has entered into for each n/i numeric investors fund, an Interim Advisory Agreement pursuant to which Numeric may continue to act as investment adviser for the n/i numeric investors fund for a period of 150 days commencing on June 16, 2004, pending the shareholders' approval of a New Advisory Agreement for each n/i numeric investors fund. The Interim Advisory Agreements have substantially the same terms and conditions as the advisory agreements previously in effect, and require that all compensation earned be placed in an escrow account with Cusodial

   Trust Company. If the shareholders of a n/i numeric investors fund do not approve the New Advisory Agreement by November 13, 2004, the Board of Directors will then take such action as necessary to enter into a new investment advisory agreement that it deems in the best interests of the shareholders. Numeric will only be paid from the escrow account, the lesser of (i) any costs incurred in performing the interim advisory agreement (plus interest earned on that amount while in escrow) or (ii) the total amount in the escrow account (plus interest earned), if the New Advisory Agreements are not approved by shareholders. This is discussed more in detail in the discussion of Proposal 1 under "Interim Investment Advisory Agreements."

Q: WHO DO I CALL IF I HAVE QUESTIONS?

A: If you have any questions related to this proxy statement or the execution of your proxy, please contact InvestorConnect at 1-800-317-8030 between the hours of 9:00 a.m. and 10:00 p.m. EST.

Q: HOW DO I VOTE?

A: Please refer to the detailed instructions on your Proxy Card.

                                  PROPOSAL 2

                                 Mid Cap Fund

Q: WHAT ARE THE SHAREHOLDERS OF THE MID CAP FUND BEING ASKED TO VOTE UPON?

A: The shareholders of the Mid Cap Fund are being asked to consider and approve a proposal to amend the New Advisory Agreement. The proposed amendment would change the way Numeric, the Funds' adviser, is compensated by the Mid Cap Fund.

Q: HOW WOULD NUMERIC BE COMPENSATED UNDER THE PROPOSED AMENDMENT TO THE NEW
   INVESTMENT ADVISORY AGREEMENT?

A: Under the terms of the proposed amendment, the benchmark for the Mid Cap
   Fund would change, prospectively, from the S&P MidCap 400 Index to the Russell Midcap Index. Under the previous investment advisory agreement, Numeric's compensation was linked to the Mid Cap Fund's performance as compared to the S&P MidCap 400 Index. Depending on whether the Fund's performance over or under performed the S&P MidCap 400 Index, Numeric has been compensated based upon a sliding scale from 0.35% to 1.35% per annum. Under the proposed amendment, Numeric would continue to be compensated, based upon a sliding scale from 0.35% to 1.35% per annum, but the compensation paid by the Mid Cap Fund would depend on whether the Fund under or over performed the Russell Midcap Index rather than the S&P MidCap 400 Index.

Q: WHY IS NUMERIC PROPOSING TO CHANGE THE MID CAP FUND'S BENCHMARK FROM THE S&P
   MIDCAP 400 INDEX TO THE RUSSELL MIDCAP INDEX?


   The Mid Cap Fund invests in U.S. stocks ranked 51 to 1000 by market capitalization. The Russell Midcap Index invests in U.S. stocks ranked 201 to 1000 by market capitalization, rebalanced once each year in June. The S&P MidCap 400 Index is a universe of U.S. stocks hand-picked by the S&P, usually consisting of the largest stocks below the S&P 500 index.



   Numeric believes that the Russell Midcap Index is the appropriate benchmark for the n/i numeric Mid Cap Fund because the universe of the Mid Cap Fund more closely matches the universe of the Russell Midcap Index than the universe of the S&P MidCap 400 Index. As a result, Numeric believes that the performance of the Mid Cap Fund will better track the performance of the Russell Midcap Index than the performance of the S&P MidCap Index.

Q: WHAT HAPPENS IF THE MID CAP FUND'S SHAREHOLDERS DO NOT APPROVE THE AMENDMENT
   TO THE NEW INVESTMENT ADVISORY AGREEMENT?

A: If Proposal 1 is approved by the shareholders of the Mid Cap Fund and if Proposal 2 is not approved by the Mid Cap Fund's shareholders, Numeric will continue to be compensated based on the performance of the S&P MidCap 400 Index and performance information contained in shareholder reports will continue to compare the performance of the MidCap Fund to the S&P Mid Cap 400 Index.

Q: WHO DO I CALL IF I HAVE QUESTIONS?

A: If you have any questions related to this proxy statement or the execution of your proxy, please contact InvestorConnect at 1-800-317-8030 between the hours of 9:00 a.m. and 10:00 p.m. EST.

Q: HOW DO I VOTE?

A: Please refer to the detailed instructions on your Proxy Card.

                        SPECIAL MEETING OF SHAREHOLDERS
                                      OF
                THE N/I NUMERIC INVESTORS INVESTMENT PORTFOLIOS
                             OF THE RBB FUND, INC.


    n/i numeric investors Emerging Growth Fund (the "Emerging Growth Fund")


             n/i numeric investors Growth Fund (the "Growth Fund")


            n/i numeric investors Mid Cap Fund (the "Mid Cap Fund")


    n/i numeric investors Small Cap Value Fund (the "Small Cap Value Fund")



                           Bellevue Corporate Center

                       400 Bellevue Parkway, 4/th/ Floor
                          Wilmington, Delaware 19809

                                PROXY STATEMENT


   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The RBB Fund, Inc. (the "Company") for use at a Special Meeting of the shareholders of the investment portfolios named above (each a "n/i numeric investors fund," and together, the "funds"), each of which is a separate series of the Company, to be held at the offices of the Company, Bellevue Corporate Center, 400 Bellevue Parkway, 4/th/ Floor, Wilmington, Delaware 19809, on September 30, 2004, at 10:00 a.m. (Eastern time), and at any adjournment thereof (the "Special Meeting"). This Proxy Statement, the accompanying Notice of Special Meeting of Shareholders, and the enclosed Proxy Card(s) are expected to be mailed on or about August 27, 2004.



   All proxies in the enclosed form that are properly executed and returned to the Company will be voted as provided therein at the Special Meeting or at any adjournment thereof. If you hold shares in more than one n/i numeric investors fund you will receive more than one Proxy Card. A shareholder executing and returning a proxy has the power to revoke it at any time before it is exercised by giving written notice of such revocation to the Secretary of the Fund. Signing and mailing the Proxy Card will not affect your right to give a later proxy or to attend the Special Meeting and vote your shares in person.



   The Board of Directors intends to bring before the Special Meeting the matters set forth in the foregoing notice. The persons named in the enclosed proxy and acting thereunder will vote with respect to that item in accordance with the directions of the shareholder as specified on the Proxy Card. If no choice is specified, the shares will be voted in favor of (i) the appropriate New Advisory Agreement; (ii) the Amendment to the Mid Cap Fund (if applicable) and (iii) in the discretion of the proxies, any other matter not presently known which may properly come before the Special Meeting or any adjournment thereof.



   Proxy solicitations will be made primarily by mail, but solicitations may also be made by personal telephone interview conducted by officers or employees of the Company or Bear Stearns Funds Management, Inc., the Company's co-administrator.


   Only shareholders of record at the close of business on July 28, 2004 (the "Record Date"), will be entitled to notice of, and to vote at, the Special Meeting. On the Record Date, the following shares of each of the n/i numeric investors funds were outstanding and entitled to vote:

                                               Shares
                                          outstanding and
                     Portfolio            entitled to vote
                     ---------            ----------------
                     Emerging Growth Fund   7,786,411.734
                     Growth Fund.........   2,869,477.532
                     Mid Cap Fund........   1,959,496.834
                     Small Cap Value Fund  10,034,713.194

   Each shareholder of record on the Record Date is entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held. Cumulative voting is not permitted.

   Quorum. A quorum is constituted by the presence in person or by proxy of the holders of at least one-third of the outstanding Shares of each n/i numeric investors fund entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present at the Special Meeting but which have not been voted. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

   In the event that a quorum is not present at the Special Meeting or at any adjournment thereof, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve the proposals are not received, one or more adjournment(s) may be proposed to permit further solicitations of proxies. Any adjourned session or sessions may be held after the date set for the original Special Meeting without notice except announcement at the Special Meeting. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Special Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposals in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST the proposals against any such adjournment(s). A shareholder vote may be taken with respect to the n/i numeric investors fund on some or all matters before any such adjournment(s) if a quorum is present and sufficient votes have been received for approval with respect to the appropriate n/i numeric investors fund.

   The following table summarizes the proposals applicable to each fund:


                                                                                                 Applicable
                                                                                                 n/i numeric
Proposal #                                Proposal Description                                investors fund(s)
----------                                --------------------                                -----------------
    1.     To approve New Advisory Agreements between the Company, on behalf of each            All
           n/i numeric investors fund, and Numeric.

    2.     (Shareholders of the Mid Cap Fund only) To approve an amendment to the New           Mid Cap Fund
           Advisory Agreement between the Company and Numeric with respect to the
           n/i numeric investors Mid Cap Fund to change its performance benchmark to the
           Russell Midcap Index from the S&P MidCap 400 Index pursuant to which
           Numeric would be compensated on a performance fee basis. (Approval of
           Proposal 2 is conditioned on the approval of Proposal 1 by the shareholders of the
           Mid Cap Fund)


   The Company will furnish, without charge, copies of the n/i numeric investors funds' Annual Report to Shareholders dated August 31, 2003 and Semi-Annual Report to Shareholders dated February 29, 2004 to any shareholder upon request. The Annual and Semi-Annual Reports to Shareholders may be obtained by writing to the Company at the address on the cover of this proxy statement or by calling the n/i numeric investors Family of Funds at (800) 686-3742.

                                 INTRODUCTION


   This Special Meeting for each n/i numeric investors fund is being called to consider, among other things, a proposal necessitated by a recapitalization and restructuring (the "Restructuring") of the ownership of the investment adviser, Numeric Investors L.P. ("Numeric L.P."). If Proposal 1, regarding the approval of the new advisory agreements (as defined below), is adopted, Numeric will serve as the investment adviser to each n/i numeric investors fund. If shareholders of one or more of the funds do not approve the new advisory agreements, Numeric will only serve as investment adviser to the funds in which the shareholders approved the respective new advisory agreements. Each n/i numeric investors fund's New Advisory Agreement is substantially identical to the current advisory agreement for the respective n/i numeric investors fund, except for the dates of execution, effectiveness and termination, and for certain other minor amendments made to conform the language of each advisory agreement.



   If Proposal 1, regarding the approval of the new advisory agreements and Proposal 2, regarding approval of an amendment to the new advisory agreement for the Mid Cap Fund are approved by the shareholders, Numeric will serve as investment adviser to the Mid Cap Fund and the Mid Cap Fund's benchmark will change to the Russell Midcap Index. Because Proposal 2 contains a separate proposal to amend the New Advisory Agreement to change the way advisory fees are calculated for the Mid Cap Fund, it may increase advisory fees for the Mid Cap Fund if Proposal 2 is approved.


Who is Eligible to Vote


   Shareholders of record of a n/i numeric investors fund as of the close of business on the Record Date are entitled to vote on all of that n/i numeric investors fund's business at the Special Meeting and any adjournments thereof. Each share is entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held. Shares represented by properly executed proxies, unless revoked before or at the Special Meeting, will be voted according to the shareholder's instructions.


Information Concerning Numeric


   Numeric L.P. was founded in 1989 and as of July 1, 2004 managed approximately $8.3 billion for institutional portfolios, limited partnerships, and registered investment companies. The n/i numeric investors family of funds has grown to four investment portfolios with total net assets of approximately $436 million as of March 31, 2004. Each n/i numeric investors fund has its own investment objectives and policies. Numeric L.P., a registered investment adviser with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), has served as each n/i numeric investors fund's investment adviser since the respective n/i numeric investors fund's inception. The Restructuring will not result in a change to the investment process or philosophy employed by Numeric L.P. in managing the n/i numeric investors funds.


The Restructuring


   The partners of Numeric L.P. have concluded that it is in the best interest of Numeric L.P. and Numeric L.P.'s clients to restructure the ownership of the firm so that former employees sell their interests and current employees have a greater stake in the organization. Under the recapitalization, Numeric L.P.'s original financing partners, Strategic Investment Group and certain former employees of Numeric L.P. have sold their full interests in Numeric L.P. Under the Restructuring, the proposed adviser to n/i numeric investors funds is Numeric. Numeric L.P. has been converted into a new entity, Numeric Holdings LLC ("Numeric Holdings"), which is the 100% owner and single member of Numeric Midco LLC ("Numeric Midco"). Numeric Midco LLC is the 100% owner and single member of Numeric, the new investment adviser entity. The recapitalization was funded from equity and mezzanine investment partnerships managed by TA Associates, Inc. ("TA Associates") along with senior financing arranged by J.P. Morgan Securities Inc. As a result of the Recapitalization, senior employees of Numeric now own 94.48% of Numeric Holdings.

   In connection with the Restructuring, Numeric Holdings has entered into a Warrant Purchase Agreement (the "Purchase Agreement") with TA Associates and TA Associates' affiliated entities: TA IX L.P., TA/Atlantic and Pacific IV L.P., TA Strategic Partners Fund A L.P., TA Strategic Partners Fund B L.P., TA Investors II L.P. and Madison Capital Funding (collectively, the "Affiliated Entities"). The Purchase Agreement provides that TA Associates and the Affiliated Entities have the ability to exercise warrants that would give them 50.01% ownership of Numeric Holdings. If TA Associates and the Affiliated Entities exercised their warrants, Numeric's senior employees, collectively, would own 49.99% of Numeric Holdings LLC.


   Under the new structure, Numeric, the operating company, is an investment adviser registered with the SEC and registered in the Netherlands. As a condition of the agreement between Numeric and TA Associates, the Board of Directors of Numeric is comprised of two Numeric employees and two TA Associates principals. TA Associates and Numeric will each appoint an additional independent director. TA Associates and Numeric will have veto rights over each other's independent director appointment.


Information Concerning TA Associates

   TA Associates is a Boston, Massachusetts based private equity firm, founded in 1968. TA Associates manages over $5 billion in capital and has invested in more than 330 companies. TA Associates provides growth equity capital, leveraged recapitalization and management buyout financing primarily for technology, financial services, healthcare and consumer businesses. TA Associates has fourteen years of experience investing in money management companies.

Anticipated Benefits of the Restructuring

   Numeric believes the Restructuring and Numeric's affiliation with TA Associates will benefit Numeric and the n/i numeric investors funds in a number of ways, including the following:


  . Numeric has made the growth of its asset management operations a key component of its business plans. Numeric's former partners were successful in launching the firm 15 years ago and helping Numeric achieve the success it has enjoyed so far. Numeric believes that the affiliation with TA Associates will help in the growth of Numeric.


  . Numeric's affiliation with TA Associates has enabled Numeric to simplify its ownership structure, to remain autonomous and to strengthen ownership within senior management allowing Numeric to attract and retain highly qualified key employees.

   The Restructuring is not intended to result in any changes in the composition of the senior management or personnel providing services to the n/i numeric investors funds, or any changes in the manner in which Numeric will render advisory services to the n/i numeric investors funds from Numeric L.P.'s current operations. Specifically, Numeric and TA Associates expect to continue the same management and operations relating to the n/i numeric investors funds and do not contemplate any changes in the management or operations of the other service providers to the n/i numeric investors funds. Further, Numeric will remain headquartered in Cambridge, Massachusetts. Numeric expects the quality of services provided by Numeric to the n/i numeric investors funds will continue, and TA Associates' commitment to the investment management business will enhance the quality of those services.

                                  PROPOSAL 1
                      APPROVAL OF NEW ADVISORY AGREEMENT
                    EACH N/I NUMERIC INVESTORS FUND TO VOTE
                             Emerging Growth Fund
                                  Growth Fund
                                 Mid Cap Fund
                             Small Cap Value Fund

Summary

   At the Special Meeting, you will be asked to approve a New Advisory Agreement for your n/i numeric investors fund, which is being submitted in connection with the consummation of the Restructuring. As a result of the Restructuring, each n/i numeric investors fund's current advisory agreement with Numeric L.P. (each, a "Previous Advisory Agreement") automatically terminated in accordance with its terms and as required by the Investment Company Act of 1940, as amended (the "1940 Act"). As discussed below, since the termination of each Previous Advisory Agreement, Numeric has been providing investment advisory services under the terms of an interim investment advisory agreement. Significant provisions of the New Advisory Agreements are summarized below. However, this summary is qualified in its entirety by reference to the New Advisory Agreements. A copy of a form of the New Advisory Agreements is attached as Appendix A to this Proxy Statement.

Interim Investment Advisory Agreements


   To assure the continued supervision of the investments of the n/i numeric investors funds after the consummation of the Restructuring and the resulting termination of each Previous Advisory Agreement, the Board of Directors of the Company (including a majority of the "independent directors," as defined in the 1940 Act) approved an interim investment advisory agreement (each, an "Interim Advisory Agreement") for each n/i numeric investors fund with Numeric pursuant to Rule 15a-4 under the 1940 Act ("Rule 15a-4") at an in-person meeting of the Board of Directors of the Company (the "Board of Directors") held on May 27, 2004. As required by Rule 15a-4, the Board of Directors determined that the terms and conditions of each Interim Advisory Agreement are identical in all material respects to each respective Previous Advisory Agreement, including the rate of investment advisory fee (except as proposed in Proposal 2 below), except for the dates of effectiveness and termination, and escrow provisions and other terms required by Rule 15a-4. Numeric has been providing investment advisory services to the n/i numeric investors funds pursuant to each Interim Advisory Agreement since the Restructuring on June 16, 2004.



   The Interim Advisory Agreements became effective on the date of the closing, June 16, 2004 (the "Interim Advisory Agreement Effective Date"), and will terminate on the earlier of: (i) 150 days from the Interim Advisory Agreement Effective Date; or (ii) shareholder approval of new investment advisory agreements (the "Interim Period"). Each Interim Advisory Agreement also provides that the Board of Directors or, as to a particular n/i numeric investors fund, a majority of that n/i numeric investors fund's outstanding voting securities, as that term is defined in the 1940 Act, may terminate the Interim Advisory Agreement on 10 calendar days' prior written notice to Numeric. Each Interim Advisory Agreement will also terminate in the event of an assignment as that term is defined in the 1940 Act.


   Pursuant to the terms of each Interim Advisory Agreement, the maximum amount of compensation payable to Numeric during this interim period is no greater than that which would have been payable to Numeric L.P. under the respective Previous Advisory Agreement. The compensation to be paid to Numeric under each Interim Advisory Agreement is being held in an interest-bearing escrow account with Custodial Trust Company.

   In accordance with the provisions of Rule 15a-4, each Interim Advisory Agreement also provides that, if the shareholders of a n/i numeric investors fund approve a new investment advisory agreement with Numeric no later than 150 days from the Interim Advisory Agreement Effective Date, Numeric is entitled to the compensation held in the interest-bearing escrow account (including interest earned) with respect to that n/i numeric investors fund. If the shareholders of a n/i numeric investors fund do not approve a new investment advisory agreement with Numeric within that time period, the Interim Advisory Agreement provides that Numeric is entitled to be paid, out of the interest-bearing escrow account, the lesser of the total amount held in the interest-bearing escrow account (plus interest earned on that amount) or any costs incurred by Numeric in performing its duties under the Interim Advisory Agreement prior to its termination (plus interest earned on that amount while in the interest-bearing escrow account).

New Investment Advisory Agreements

   At its May 27, 2004 meeting, the Board of Directors also approved a New Advisory Agreement with Numeric for each n/i numeric investors fund. The New Advisory Agreements are substantially identical in all material respects to each respective Previous Advisory Agreement, including the rate of investment advisory fee, except for its effective and termination dates. Specifically, the New Advisory Agreements provide for effectiveness, as to each n/i numeric investors fund, on the date the shareholders of that n/i numeric investors fund approve the New Advisory Agreement. As to each n/i numeric investors fund, if approved by shareholders, the New Advisory Agreement would remain in effect until August 16, 2005, unless otherwise terminated. Each New Advisory Agreement would then require the Board of Directors to renew the New Advisory Agreement for one year periods thereafter.


   If the New Advisory Agreements are approved, Numeric will be entitled to receive the fee that Numeric L.P. would have otherwise been paid during the Interim Period. If the New Advisory Agreements are not approved, under Rule 15a-4, Numeric will be entitled to receive the lesser of (1) the costs it incurred during the Interim Period or (2) the total amount in the escrow account plus interest earned. The rate of investment advisory fee for each n/i numeric investors fund under both the Interim Advisory Agreement and New Advisory Agreement is identical to the rate of advisory fee under the Previous Advisory Agreement.


   If shareholders of a n/i numeric investors fund do not approve the New Advisory Agreement, Numeric will be entitled to be paid, out of an interest-bearing escrow account, the lesser of the total amount held in the interest-bearing escrow account (plus interest earned on that amount) or any costs incurred by Numeric in performing its duties under the Interim Advisory Agreement prior to its termination (plus interest earned on that amount while in the interest-bearing escrow account). Any excess monies held in the interest-bearing escrow account will be returned to the relevant n/i numeric investors fund.

   As to a particular n/i numeric investors fund, if shareholders do not approve a New Advisory Agreement, the Board of Directors will take appropriate action with respect to that n/i numeric investors fund's investment advisory arrangements.

Board Considerations


   In determining whether to approve the Interim Advisory Agreements and New Advisory Agreements with Numeric, the Board of Directors, including a majority of the independent directors, determined that the scope and quality of services to be provided under the Interim Advisory Agreements and the New Advisory Agreements were at least equivalent to those provided under the Previous Advisory Agreements. In addition, the Board of Directors was advised by Numeric L.P. that it was not anticipated that there would be changes in the personnel who provide the portfolio management services to the n/i numeric investors funds.



   The Board of Directors considered, with the assistance of independent legal counsel, their legal responsibilities in connection with the approval of the New Advisory Agreements and submission of them to shareholders for their approval. The Board of Directors reviewed a report on Numeric's portfolio management, stock selection process and investment philosophy. The Board of Directors noted that Numeric's stock selection process would not be changed as a result of the Restructuring. In addition, the Board of Directors reviewed the nature and quality of Numeric's services to be provided to the Company and Numeric's experience and qualifications. The Board of Directors reviewed and considered Numeric's firm profile describing, among other things, personnel, resources, products, assets under management and profitability. In addition, the Board of Directors considered reports on each n/i numeric investors fund's performance relative to its benchmark. The Board of Directors reviewed reports on each funds' fees and expenses, including comparisons to each fund's respective Lipper peer group. The Board of Directors also reviewed financial statements of the Company as of March 31, 2004. In making its determination, the Board of Directors also considered any benefits Numeric derived by its relationship with the Company, including economies of scale and soft dollar arrangements. The Board of Directors gave approximately equal weight to the foregoing considerations.



   Among other things, the Board of Directors also considered that (1) there were no material differences between the terms and conditions of the Interim Advisory Agreements and New Advisory Agreements, and the Previous Advisory Agreements, other than the dates of effectiveness and termination provisions and, with respect to the Interim Advisory Agreements, the escrow provisions and other terms required by Rule 15a-4; (2) Numeric L.P. has demonstrated its abilities as an investment adviser to the n/i numeric investors funds; and (3) there would be no change at Numeric in personnel providing investment advisory services to the n/i numeric investors funds as a result of the Interim Advisory Agreements and New Advisory Agreements. In reaching its determination, the Board of Directors gave approximately equal weight to the foregoing considerations.



   Based upon the considerations set forth above, the Board of Directors has determined that each New Advisory Agreement is reasonable, fair and in the best interests of each n/i numeric investors fund and its shareholders, and that the fees provided therein are fair and reasonable. The Board of Directors believes that each n/i numeric investors fund and its shareholders will receive investment advisory services under each New Advisory Agreement equivalent to those that were received under the respective Previous Advisory Agreement, and at the same fee (except as proposed in Proposal 2) and expense levels. Accordingly, after consideration of the above factors, and such other facts and information as it deemed relevant, the Board of Directors, including a majority of those members who are not "interested persons" (as defined in the 1940 Act) of any party to the New Advisory Agreements, unanimously approved the New Advisory Agreements with Numeric and unanimously voted to recommend their approval by the shareholders of each n/i numeric investors fund.


Comparison of the Previous Advisory Agreements and the New Advisory Agreements

  Advisory Services

   The advisory services to be provided by Numeric under the New Advisory Agreements are substantially identical to those provided by Numeric L.P. under the Previous Advisory Agreements. As in the Previous Advisory Agreements, Numeric is to provide under the New Advisory Agreements a continuous investment program for each of the n/i numeric investors funds, including investment research and management with respect to all securities, investments, cash and cash equivalents in each of the n/i numeric investors funds, subject to the supervision of the Board of Directors. As in the Previous Advisory Agreements, Numeric is to determine from time to time under the New Advisory Agreements what securities and other investments are to be purchased, retained or sold and is to implement such determinations through the placement of orders for the execution of portfolio transactions with or through brokers or dealers as it may select. As in the Previous Advisory Agreements, Numeric is to provide the services under the New Advisory Agreements in accordance with each n/i numeric investors fund's investment objectives, policies and restrictions, as stated in the current prospectus of the n/i numeric investors family of funds of The RBB Fund, Inc. and resolutions of the Board of Directors.

   As in the Previous Advisory Agreements, Numeric is to maintain under the New Advisory Agreements all books and records with respect to the securities transactions of the n/i numeric investors funds and is to furnish the Board of Directors such periodic and special reports as the Board of Directors may reasonably request.

  Fees*


   The rate of investment advisory fees payable under each New Advisory Agreement by the respective n/i numeric investors fund is equal to the rate for each such n/i numeric investors fund payable under the Previous Advisory Agreement (except as proposed in Proposal 2 below). Each n/i numeric investors fund pays Numeric an investment advisory fee computed at an annual percentage rate based upon the respective n/i numeric investors fund's average daily net assets. The rates for calculating each n/i numeric investors fund's investment advisory fee is set forth below.


                             Emerging Growth Fund

   Annual Rate of .75% of such Portfolio's average daily net assets

                                  Growth Fund
                                 Mid Cap Fund
                             Small Cap Value Fund

   Annual Rate of .85% of such Portfolio's average daily net assets and a performance adjustment based upon each Fund's performance during the last rolling 12 month period.

   The table below details the performance based fee arrangements.

    Percentage Point Difference
    Between Fund Performance                        Performance
    (Net of Expenses Including                      Adjustment     Total
    Advisory Fees) and Change in Target** Basic Fee    Rate     Advisory Fee
    ------------------------------------- --------- ----------- ------------
        +9% or more......................   0.85%       0.50%       1.35%
        +8% or more but less than +9%....   0.85%       0.40%       1.25%
        +7% or more but less than +8%....   0.85%       0.30%       1.15%
        +6% or more but less than +7%....   0.85%       0.20%       1.05%
        +5% or more but less than +6%....   0.85%       0.10%       0.95%
        +4% or more but less than +5%....   0.85%       None        0.85%
        +3% or more but less than +4%....   0.85%      -0.10%       0.75%
        +2% or more but less than +3%....   0.85%      -0.20%       0.65%
        +1% or more but less than +2%....   0.85%      -0.30%       0.55%
        +0% or more but less than +1%....   0.85%      -0.40%       0.45%
        Less than 0%.....................   0.85%      -0.50%       0.35%

--------
*  Fees are computed daily and paid monthly.
** The Target for the Growth Fund is the Russell 2500 Growth Index; for the Mid
   Cap Fund is the Standard & Poor's MidCap 400 Index and for the Small Cap Value Fund is the Russell 2000 Value Index. (See Proposal 2 for a proposed change to the Target for the Mid Cap Fund).

   THERE ARE NO INCREASES IN THE INVESTMENT ADVISORY FEE RATES IN CONNECTION WITH THE RESTRUCTURING. Note: for the Mid Cap Fund only, Proposal 2 contains a separate proposal to amend the Mid Cap Fund's New Advisory Agreement to change the way advisory fees are calculated for the Mid Cap Fund and, if approved, may result in advisory fee increases for the Mid Cap Fund.

  Payment of Expenses

   As in the Previous Advisory Agreements, under the New Advisory Agreements, Numeric is to pay all expenses incurred by it in connection with its activities under the relevant agreement, other than the cost of securities (including brokerage commissions, if any) purchased for the respective n/i numeric investors fund.

  Brokerage

   Under the Previous Advisory Agreements, subject to Numeric L.P.'s obligation to obtain best price and execution, Numeric L.P had full discretion to select brokers or dealers to effect the purchase and sale of securities for the n/i numeric investors funds. Numeric L.P. was permitted, in its discretion and to the extent permitted by law, to purchase and sell portfolio securities to and from brokers and dealers who provided brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the n/i numeric investors funds and/or other accounts over which Numeric exercised investment discretion. Subject to the review of the Board of Directors, from time to time and at least quarterly, with respect to the extent and continuation of such policy, Numeric L.P. was authorized to pay a broker or dealer who provided such brokerage and research services a commission for effecting a securities transaction for any of the n/i numeric investors funds that was in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, Numeric L.P. determined in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Numeric L.P. with respect to the accounts as to which it exercised investment discretion.

   Except as otherwise permitted by applicable laws, rules and regulations, in no instance were portfolio securities for the n/i numeric investors funds to be purchased from or sold to PFPC Distributors, Inc., the Company's principal underwriter, Numeric L.P. or any affiliated person of the n/i numeric investors funds, PFPC Distributors, Inc. or Numeric L.P. In executing portfolio transactions for any n/i numeric investors fund, Numeric L.P., to the extent permitted by applicable laws and regulations, was permitted, but was not obligated to, aggregate the securities to be sold or purchased with those of other n/i numeric investors funds and its other clients where such aggregation was not inconsistent with the policies set forth in the Company's registration statement. In such event, Numeric L.P. was to allocate the securities so purchased or sold, and the expenses incurred in the transaction, pursuant to any applicable law or regulation and in the manner it considers to be the most fair and equitable, and consistent with its fiduciary obligations to the n/i numeric investors funds and such other clients.


   The New Advisory Agreements contain no material differences.


  Limitation of Liability

   The Previous Advisory Agreements provided that Numeric L.P. was not liable for any error of judgment or mistake of law or for any loss suffered by the n/i numeric investors funds in connection with the performance of the relevant agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Numeric L.P. in the performance of its duties or from reckless disregard by it of its obligations and duties under the relevant agreement.


   The New Advisory Agreements contain no material differences.


  Continuance

   As to a particular n/i numeric investors fund, if approved by shareholders at the Special Meeting, the New Advisory Agreement would continue until August 16, 2005, unless earlier terminated. Each New Advisory Agreement may then be continued from year to year thereafter as to a particular n/i numeric investors fund by a majority vote of the Board of Directors of the Company, including a majority of the independent directors, cast in person at a meeting called for that purpose, or by a vote of a majority of all votes attributable to the outstanding shares of that n/i numeric investors fund.

  Termination

   Each Previous Advisory Agreement provided that it could be terminated as to a particular n/i numeric investors fund at any time on 60 days' prior written notice to the other party, without the payment of any penalty, by the Company (by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of such n/i numeric investors fund) or by Numeric L.P. Each Previous Advisory Agreement also provided that it would immediately terminate in the event of its assignment.


   The provisions in the New Advisory Agreements contain no material differences.



   Each Previous Advisory Agreement received initial shareholder approval and is dated as follows: the Emerging Growth Fund, April 24, 1996; Growth Fund, April 24, 1996; Mid Cap Fund, April 24, 1996; and Small Cap Value Fund, November 30, 1998. On July 23, 2003, the Board of Directors approved the continuation of the Previous Advisory Agreements until August 16, 2004. On November 22, 1999, amendments to the Previous Advisory Agreements were approved by the shareholders to allow Numeric to be compensated on a performance fee basis.


  Advisory Fee Waivers and Expense Reimbursements

   Numeric is contractually obligated to maintain all advisory fee waiver and expense reimbursement arrangements currently in place through December 31, 2004.

Additional Information Regarding Numeric

   Numeric is a Delaware limited liability company located at One Memorial Drive, 9/th/ Floor, Cambridge, Massachusetts 02142.


   Listed below is the name and principal occupation of the directors and executive officers of Numeric. The address for Mssrs. Wheeler, Joumas, Datta and Ms. Vanderhooft is One Memorial Drive, 9/th/ Floor, Cambridge, Massachusetts 02142. The address for Mssrs. McLane and Wilson is High Street Tower, Suite 2500, 125 High Street, Boston, Massachusetts 02110. Pursuant to an agreement between Numeric and TA Associates, Numeric and TA Associates will each appoint one additional independent director, as yet to be determined.



       Name                                   Principal Occupation
       ----                                   --------------------
Langdon B. Wheeler  President, Chief Investment Officer of Numeric and Member of Numeric's
                      Board of Directors

Raymond J. Joumas   Managing Director, Chief Financial Officer of Numeric and Member of
                      Numeric's Board of Directors

P. Andrews McLane   Senior Managing Director, TA Associates and Member of Numeric's Board of
                    Directors

Michael A. Wilson   Principal, TA Associates and Member of Numeric's Board of Directors

Arup K. Datta       Managing Director and Portfolio Manager to the Numeric Funds

Shannon Vanderhooft Managing Director and Portfolio Manager to the Numeric Funds

   Listed below are the parents of Numeric. The address for Numeric Holdings and Numeric Midco is One Memorial Drive, 9/th/ Floor, Cambridge, Massachusetts 02142. The address for TA Associates is High Street Tower, Suite 2500, 125 High Street, Boston, Massachusetts 02110.



Entity/Individual                                                          Percentage of Voting Securities
-----------------                                                          -------------------------------
Numeric Midco LLC                                                                        100%
   Numeric Holdings owns 100% of the voting securities of Numeric
     Midco

   Senior employees of Numeric, together, own 94.48% of Numeric
     Holdings

   TA Associates and the Affiliated Entities have the ability to exercise warrants that would give it ownership of 50.01% of Numeric Holdings

   TA IX L.P., an Affiliated Entity, has the ability to exercise warrants that would give it ownership of 50.00% of Numeric Holdings




   In addition to the persons listed above, listed below are the persons who own ten percent or more of the outstanding voting securities of Numeric Holdings. Their address is One Memorial Drive, 9/th/ Floor, Cambridge, Massachusetts 02142.

    Robert E. Furdak
    Edward R. Goldfarb
    Andrei Pokrovsky
    Shanta Puchtler
    Langdon B. Wheeler
    Raymond J. Joumas
    Shannon Vanderhooft

   Pursuant to the Previous Advisory Agreements, for the fiscal years ended August 31, 2003, the Company paid Numeric L.P. advisory fees and Numeric L.P. voluntarily waived advisory fees and reimbursed expenses as follows:

                                  Advisory Fees Paid                        Advisory Fees Paid
                                  (after waivers and                        (before waivers and
n/i numeric investors fund         reimbursements)   Waivers Reimbursements   reimbursements)
--------------------------        ------------------ ------- -------------- -------------------
Fiscal year ended August 31, 2003
Emerging Growth..................     $  772,987     $ 5,145     $    0         $  778,132
Growth...........................     $  274,054     $53,547     $    0         $  327,601
MidCap...........................     $   22,083     $85,634     $3,604         $  111,321
Small Cap Value..................     $1,481,447     $   678     $    0         $1,482,125

Section 15(f) of the 1940 Act

   Section 15(f) of the 1940 Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser (or any of its affiliated persons) of any amount or benefit in connection with such sale, as long as two conditions are satisfied. First, for a period of three years after the time of such action, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the new or former investment adviser. Second, there may not be imposed an "unfair burden" on the investment company as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after a change of control transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

   The Board of Directors has not been advised by Numeric of any circumstances arising from the Restructuring that might result in the imposition of an "unfair burden" being imposed on the Company.

FOR THE REASONS SET FORTH ABOVE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NEW ADVISORY AGREEMENT WITH NUMERIC FOR YOUR N/I
                            NUMERIC INVESTORS FUND.

                                  PROPOSAL 2
         APPROVAL OF AN AMENDMENT TO THE NEW ADVISORY AGREEMENT FOR A
                   CHANGE IN BENCHMARK FOR THE MID CAP FUND
                          (THE MID CAP FUND TO VOTE)

Summary


   Under the Mid Cap Fund's New Advisory Agreement as described in Proposal 1, Numeric is entitled to receive advisory fees at a rate of 0.85% of the Mid Cap Fund's average daily net assets as adjusted by a fulcrum fee and before fee waivers and expense reimbursements, if any. The fulcrum fee arrangement compensates the investment adviser on the basis of the Mid Cap Fund's performance relative to the benchmark. Following a review of the Mid Cap Fund's New Advisory Agreement with Numeric during a special board meeting, and based on Numeric's recommendation, the Board of Directors approved a change to the performance benchmark for calculating the fulcrum fee. Before the new performance benchmark can be implemented, however, the shareholders must approve an amendment to the New Advisory Agreement permitting such an arrangement. At the Special Meeting, shareholders of the Mid Cap Fund will be asked to approve such an amendment to the New Advisory Agreement with Numeric. The proposed Amendment to the Agreement (the "Amendment") modifies Section 12 of the New Advisory Agreement of the Mid Cap Fund to prospectively change the benchmark used to calculate the fund's performance fee from the S&P MidCap 400 Index (the "Current Benchmark") to the Russell Midcap Index (the "Proposed Benchmark"). Significant provisions of the Amendment are summarized below. However, this summary is qualified in its entirety by reference to the Amendment. A copy of the Amendment is attached as Appendix B to this Proxy Statement.


Current Management Fee


   The Mid Cap Fund pays Numeric an investment advisory fee computed at an annual percentage rate based upon the fund's average daily net assets. The maximum annualized performance adjustment rate is + or - 0.50% of average net assets which is added to or deducted from the investment advisory fee if the Portfolio outperforms the benchmark by 9.00% or more or if it underperforms the benchmark over a rolling twelve month period. The effect of this performance fee adjustment is that the investment advisory fee is never greater than 1.35% nor less than 0.35% of the fund's average daily net assets for the preceding month. Under the Current Agreement (and the proposed Amendment), it is possible that, in certain circumstances, the Mid Cap Fund could pay Numeric more than the basic fee, up to 1.35%, even though the performance of both the Mid Cap Fund and the benchmark is negative. This situation may occur when the decline in the performance of the benchmark is greater than the decline in the Fund's performance. The rates for calculating the Mid Cap Fund's investment advisory fee is set forth below.


     Percentage Point Difference
     Between Fund Performance                      Performance
     (Net of Expenses Including                    Adjustment     Total
     Advisory Fees) and Change in Target Basic Fee    Rate     Advisory Fee
     ----------------------------------- --------- ----------- ------------
        +9% or more.....................   0.85%       0.50%       1.35%
        +8% or more but less than +9%...   0.85%       0.40%       1.25%
        +7% or more but less than +8%...   0.85%       0.30%       1.15%
        +6% or more but less than +7%...   0.85%       0.20%       1.05%
        +5% or more but less than +6%...   0.85%       0.10%       0.95%
        +4% or more but less than +5%...   0.85%       None        0.85%
        +3% or more but less than +4%...   0.85%      -0.10%       0.75%
        +2% or more but less than +3%...   0.85%      -0.20%       0.65%
        +1% or more but less than +2%...   0.85%      -0.30%       0.55%
        +0% or more but less than +1%...   0.85%      -0.40%       0.45%
        Less than 0%....................   0.85%      -0.50%       0.35%

   Numeric has also agreed, until December 31, 2004, to reimburse expenses (other than investment advisory fees, fees associated with the n/i numeric investors funds Non-12b-1 Shareholder Servicing Plan, brokerage commissions, extraordinary items, interest and taxes) as follows: with respect to the Growth, Mid Cap and Small Cap Value Funds in an aggregate amount equal to the amount by which each such Fund's "Other expenses" as defined in the Numeric Funds' prospectus, exceeded 0.50% of such Fund's average daily net assets.

Implementation of Performance Fee Based on the Proposed Benchmark

   If Proposal 2 is approved,* the change in the Mid Cap Fund's performance calculation will be implemented on a prospective basis beginning with the first day of the month following shareholder approval. However, because the performance fee is based on a rolling 12-month measurement period, comparisons to the Proposed Benchmark will not be fully implemented until 12 months after shareholder approval. During this transition period, the performance fee will be compared to both the Proposed Benchmark and the Current Benchmark separately each month for the preceding 12-month period. Each month, the Mid Cap Fund will pay the advisory fee based upon whichever performance fee calculation is lower. If this proposal is approved, the Mid Cap Fund would pay a management fee based solely on the Proposed Benchmark commencing twelve months after the first of the month following the date the shareholders approve this proposal.

   For example, if Proposal 2 is approved* by the shareholders on September 23, 2004, the transition period will run from October 1, 2004 through September 30, 2005. If, in the 12 months preceding October 1, 2004 the Mid Cap Fund outperforms the Current Benchmark and underperforms the Proposed Benchmark, the performance fee would be higher if it is based on the Current Benchmark than if it were based on the Proposed Benchmark. Therefore, for that month, the Mid Cap Fund would pay Numeric the lower advisory fee calculated based on the performance of the Proposed Benchmark. Commencing on October 1, 2005, the Mid Cap Fund would pay Numeric an advisory fee based solely on the performance of the Proposed Benchmark.

Comparison of Management Fees


   During the fiscal year ended August 31, 2003, the Mid Cap Fund paid Numeric an investment advisory fee at the effective annual rate of 0.47% of the Mid Cap Fund's average daily net assets before waivers and reimbursements. During the 12-month period ended June 30, 2004, the Mid Cap Fund paid Numeric an investment advisory fee at the effective annual rate of 0.42% of the Mid Cap Fund's average daily net assets before waivers and reimbursements. The table below compares the aggregate amount of management fees paid during the last fiscal year to the aggregate amount of management fees that would have been paid by the Mid Cap Fund had the performance fee been calculated based on the Proposed Benchmark.


                   For the Fiscal Year Ended August 31, 2003


                                          Proposed
                              Gross         Gross
                           Management    Management
                          Fees Based on Fees Based on  Percentage
                             the S&P     the Russell   Variation
                           MidCap 400      Midcap     Between Fee
                             Index**       Index*     Arrangements
                          ------------- ------------- ------------
             Mid Cap Fund   $111,320      $123,008        0.05%


--------
*  Contingent on approval of Proposal 1 by the shareholders of the Mid Cap Fund.


** Numeric has agreed to reimburse expenses of the Fund until at least December
   31, 2004 to the extent necessary to prevent its expenses (other than investment advisory fees, fees associated with the n/i numeric investors funds Non-12b-1 Shareholder Servicing Plan, brokerage commissions, extraordinary items, interest and taxes), from exceeding 0.50% of its average daily net assets. For the fiscal year ended August 31, 2003, management fees after reimbursements were $22,083 based on the Current Benchmark and would have been $33,770 if the fees were based on the Proposed Benchmark. For the 12-month period ended June 30, 2004, management fees after reimbursements were $54,502 based on the Current Benchmark and would have been $33,761 if the fees were based on the Proposed Benchmark.

                  For the 12-Month Period Ended June 30, 2004


                                          Proposed
                              Gross         Gross
                           Management    Management
                          Fees Based on Fees Based on  Percentage
                             the S&P     the Russell   Variation
                           MidCap 400      Midcap     Between Fee
                             Index**       Index*     Arrangements
                          ------------- ------------- ------------
             Mid Cap Fund   $121,851      $101,110       (0.07)%



   The following tables show the total operating expenses paid by the Funds for the fiscal year ended August 31, 2003 and the 12-month period ending June 30, 2004. Figures shown reflect expenses under the current management fees and pro forma expenses that would have been incurred if the Russell Midcap Index had been in effect during that period, and in each case are based on the Mid Cap Fund's average net assets as of August 31, 2003 and June 30, 2004, respectively. The performance fee for the fiscal year ended August 31, 2003 was calculated based on the performance of the Mid Cap Fund from September 1, 2002 through August 31, 2003. The performance fee for the period ended June 30, 2004 was calculated based on the performance of the Mid Cap Fund from July 1, 2003 through June 30, 2004.


   Annual operating expenses (as a percentage of average net assets) for the fiscal year ended August 31, 2003.

                                                  Current Pro Forma
                                                  ------- ---------
             Management Fees.....................  0.47%    0.52%
             Rule 12b-1 Fees.....................  None     None
             Other Expenses......................  1.08%    1.08%
                                                   ----     ----
             Total Annual Fund Operating Expenses  1.55%    1.60%
                                                   ----     ----



   Annual operating expenses (as a percentage of average net assets) for the 12-month period ended June 30, 2004.


                                                  Current Pro Forma
                                                  ------- ---------
             Management Fees.....................  0.42%    0.35%
             Rule 12b-1 Fees.....................  None     None
             Other Expenses......................  0.94%    0.94%
                                                   ----     ----
             Total Annual Fund Operating Expenses  1.36%    1.29%
                                                   ----     ----




--------

*  Contingent on approval of Proposal 1 by the shareholders of the Mid Cap Fund.



** Numeric has agreed to reimburse expenses of the Fund until at least December
   31, 2004 to the extent necessary to prevent its expenses (other than investment advisory fees, fees associated with the n/i numeric investors funds Non-12b-1 Shareholder Servicing Plan, brokerage commissions, extraordinary items, interest and taxes), from exceeding 0.50% of its average daily net assets. For the fiscal year ended August 31, 2003, management fees after reimbursements were $22,083 based on the Current Benchmark and would have been $33,770 if the fees were based on the Proposed Benchmark. For the 12-month period ended June 30, 2004, management fees after reimbursements were $54,502 based on the Current Benchmark and would have been $33,761 if the fees were based on the Proposed Benchmark.



***Numeric has agreed to reimburse expenses of the Fund until at least December
   31, 2004 to the extent necessary to prevent its expenses (other than investment advisory fees, fees associated with the n/i numeric investors funds Non-12b-1 Shareholder Servicing Plan, brokerage commissions, extraordinary items, interest and taxes), from exceeding 0.50% of its average daily net assets. For the fiscal year ended August 31, 2003, net expenses were 1.02% based on the Current Benchmark and would have been 1.07% if the fees were based on the Proposed Benchmark. For the 12-month period ended June 30, 2004, net expenses were 0.98% based on the Current Benchmark and would have been 0.91% if the fees were based on the Proposed Benchmark.

   EXAMPLE. The purpose of this example is to assist investors in comparing the cost of investing in a Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. A shareholder would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) the advisory fees in the above charts for the first year and the maximum advisory fee of 1.35% for all subsequent years, and (3) redemption at the end of each time period.


      Fiscal Year Ended August 31, 2003   1 Year 3 Years 5 Years 10 Years
      ---------------------------------   ------ ------- ------- --------
                   Current...............  $158   $673   $1,216   $2,699
                   Pro Forma.............  $163   $678   $1,221   $2,703

      12-Month Period Ended June 30, 2004 1 Year 3 Years 5 Years 10 Years
      ----------------------------------- ------ ------- ------- --------
                   Current...............  $138   $626   $1,141   $2,554
                   Pro Forma.............  $131   $619   $1,134   $2,548



   The advisory fees payable by the Mid Cap Fund under the Amendment are the separate obligation of that fund (and not the joint obligation of all funds). Numeric may from time to time voluntarily waive all or a portion of its advisory fees and reimburse expenses in order to assist a fund in maintaining a competitive expense ratio.



   If Proposals 1 and 2 are approved by a majority of the outstanding Shares of the Mid Cap Fund and not sooner terminated, the New Advisory Agreement, as amended, will continue in effect with respect to the Mid Cap Fund until August 16, 2005 and thereafter from year to year, provided that such continuance is approved at least annually (i) by the vote of a majority of those members of the Board of Directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, and (ii) by the Board of Directors or by vote of a majority of the outstanding Shares of each such fund.


Comparison of the Previous Advisory Agreement to the Proposed Amended Agreement

   The proposed Amendment to the Mid Cap Fund's New Agreement will not change any provision of the Mid Cap Fund's Previous Advisory Agreement, with the exception of the change in benchmark as it affects the calculation of the performance fee, as described in this proposal.

Evaluation by the Board of Directors


   The Board of Directors (including a majority of the "independent directors," as defined in the 1940 Act) approved the Amendment to the New Agreement for the Mid Cap Fund at a special meeting of the Board of Directors held on July 22, 2004, with a majority of the independent directors attending in-person. Upon the recommendation and representations of Numeric, the Board of Directors approved the change of the Mid Cap Fund's benchmark from the S&P MidCap 400 Index to the Russell Midcap Index because the Board and Numeric believe that the universe of the Russell Midcap Index better reflects the universe of the Mid Cap Fund than the universe of the S&P MidCap 400 Index. In order to be consistent and fair in the application of the investment advisory fee, the Board believes that it is in the best interest of the Mid Cap Fund and its shareholders to link the advisory fee calculation to the proposed benchmark, the Russell Midcap Index, because the market capitalization of the companies that comprise the index are more similar to the issuers in which the Mid Cap Fund invests.


   In determining that the Russell Midcap Index is the more appropriate index for the Mid Cap Fund, the Directors, based on representations of Numeric, considered various factors, including the volatility, diversification of holdings, types of securities owned, the objectives of the Fund, and the securities that comprise the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 28% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution on June 25, 2004, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The index had a total market capitalization range of approximately $1.3 billion to $12.4 billion.

   The Board of Directors considered the fact that had the benchmark been the Russell Midcap Index for the period since the Fund's implementation of the fulcrum fee, the investment advisory fees that result from the formula contained in the investment advisory agreement would have been higher. The Directors recognized that, going forward, the Mid Cap Fund's advisory fees may be higher or lower than past levels depending on the Mid Cap Fund's Performance relative to the New Benchmark.


   Among other things, the Board considered that (i) the selection of the benchmark index under the Amendment was appropriate; (ii) Numeric's investment performance would be measured with respect to twelve month periods and on a "rolling basis," thus making it less likely management fee payments would be affected by short-term or "random" fluctuations in a respective Fund's performance than might be the case if a shorter measuring period was used in the performance formula; (iii) Numeric has demonstrated its abilities as an investment adviser to the n/i numeric investors Funds; (iv) the only change in the Amendment is the calculation of the fees payable to Numeric; and (v) there would be no change in personnel at Numeric providing investment advisory services to the n/i numeric investors funds as a result of the Amendment. In reaching its determination, the Board gave approximately equal weight to the foregoing considerations.


   Accordingly, after consideration of the above factors, and such other facts and information as it deemed relevant, the Board (including a majority of the "independent directors," as defined in the 1940 Act) voted to recommend their approval by the shareholders of the Mid Cap Fund of the Amendment for the Mid Cap Fund.

   More information about Numeric is included in Proposal 1 of this Proxy Statement under the heading "ADDITIONAL INFORMATION REGARDING NUMERIC."

FOR THE REASONS SET FORTH ABOVE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE NEW ADVISORY AGREEMENT OF THE
                                 MID CAP FUND.

                              VOTING INFORMATION


   As provided under the 1940 Act, approval of each proposed New Advisory Agreement (Proposal 1) and approval of the Amendment to the New Advisory Agreement for the Mid Cap Fund (Proposal 2) will require the vote of a majority of the outstanding voting securities of the applicable n/i numeric investors fund. In accordance with the 1940 Act, a "majority of the outstanding voting securities" of a fund means the lesser of (a) 67% or more of the shares of the fund present at a shareholder meeting if the owners of more than 50% of the shares of the fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the fund entitled to vote at the meeting.


   The By-Laws of the Company require the affirmative vote of a majority of all the votes cast at a meeting at which a quorum is present for the approval of the proposal. The presence in person or by proxy of the holders of one-third of all the votes entitled to be cast at the meeting will constitute a quorum. For purposes of determining the presence of a quorum, abstentions, broker non-votes or withheld votes will be counted as present. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

   In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Special Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Special Meeting in person or by proxy.

                      METHOD OF SOLICITATION AND EXPENSES

   THE COST OF PREPARING, ASSEMBLING AND MAILING THIS PROXY STATEMENT AND THE ATTACHED NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY CARD, AS WELL AS THE COSTS ASSOCIATED WITH THE PROXY SOLICITATION, WILL BE BORNE BY NUMERIC.

   In addition to soliciting proxies by mail and the telephone, Numeric may have one or more of its officers, representatives or compensated third-party agents, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons. Numeric has retained InvestorConnect, to assist in the solicitation of proxies. The estimated cost for InvestorConnect's proxy solicitation services and printing costs are approximately $16,000, plus expenses. Shareholders who have not voted their proxies in a timely manner may receive a telephone call from InvestorConnect or a representative of the Fund in an effort to urge them to vote.

   Shareholders will be called at the phone number Numeric has in its records for their accounts, and will be asked for their social security number or other identifying information. The shareholders will then be given an opportunity to authorize proxies to vote their shares at the Special Meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, shareholders also will receive a confirmation of their instructions in the mail. In the case of automated telephone voting, shareholders will be required to provide their social security number or other identifying information and will receive a confirmation of their instructions. A special toll-free number will be available in case the information contained in the confirmation is incorrect. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Special Meeting. Numeric is unaware of any such challenge at this time.

   Persons holding shares as nominees will be reimbursed by Numeric, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

                                OTHER BUSINESS

   The Company does not intend to hold Annual Meetings of Shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Under the Company's By-Laws, as amended, shareholders owning in the aggregate 10% of the outstanding shares of all classes of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Company at its principal office within a reasonable time before such meeting. Timely submission of a proposal does not guarantee its consideration at the meeting.

   As of the date of this Proxy Statement, the directors are not aware of any matters to be presented for action at this Special Meeting, other than those described above. Should other business properly be brought before this Special Meeting, it is intended that the accompanying Proxy(ies) will be voted thereon in accordance with the judgment of the persons named as proxies.

                   ADDITIONAL INFORMATION ABOUT THE COMPANY

  Investment Adviser

   Numeric Investors LLC, with offices at One Memorial Drive, 9/th/ Floor, Cambridge, MA 02142, serves as investment adviser to the n/i numeric investors family of funds.

  Principal Underwriter and Administrators

   PFPC Distributors, Inc., located at 760 Moore Road, King of Prussia, PA, 19406, serves as the exclusive underwriter for shares of the Company. The n/i numeric investors family of funds' co-administrators are PFPC Inc., located at 400 Bellevue Parkway, Wilmington, DE 19809 and Bear Stearns Funds Management, Inc., located at 383 Madison Avenue, 23rd Floor, New York, NY 10179.

  Principal Holders of Voting Securities

   Appendix C to this Proxy Statement identifies holders of more than 5% of any class of shares of the Company's common stock as of the Record Date. Appendix D to this Proxy Statement shows the number of shares of the Company's common stock beneficially owned by the Company's directors and executive officers as of June 30, 2004.

                           HOUSEHOLDING OF MATERIALS

   If you are a member of a household in which multiple shareholders of the Company share the same address, and the Company or (for "street name" accounts) your broker or bank has received consent to household material, then the Company or your broker or bank may have sent to your household only one copy of this Proxy Statement, unless the Company or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Proxy Statement, the Company will deliver promptly a separate copy of this Proxy Statement to you upon written or oral request. To receive a separate copy of this Proxy Statement, or if you would like to receive a separate copy of future proxy statements, prospectuses or annual reports, please contact the Company by calling toll free 1-800-348-5031 or by mail at The RBB Fund, Inc., 760 Moore Road, King of Prussia, PA, 19406. On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Company at the telephone number or address stated above. If your shares are held in street name, please contact your broker or bank.


Dated: August 27, 2004


  Shareholders who do not expect to be present at the Special Meeting and who wish to have their shares voted are requested to date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.

                                  APPENDIX A

                     FORM OF INVESTMENT ADVISORY AGREEMENT


                         n/i                      Fund



   AGREEMENT made as of       , 2004 between THE RBB FUND, INC., a Maryland
corporation (herein called the "Fund"), and Numeric Investors LLC (formerly Numeric Investors L.P.) (herein called the "Investment Adviser").


   WHEREAS, the Fund is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act") and currently offers or proposes to offer shares representing interests in separate investment portfolios; and

   WHEREAS, the Fund desires to retain the Investment Adviser to render certain investment advisory services to the Fund with respect to the Fund's n/i Growth Fund (the "Portfolio"), and the Investment Adviser is willing to so render such services.

   NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

   1. Appointment. The Fund hereby appoints the Investment Adviser to act as investment adviser for the Portfolio for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

   2. Delivery of Documents. The Fund has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

      (a) Resolutions of the Board of Directors of the Fund authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement;

      (b) Each prospectus and statement of additional information relating to any class of Shares representing interests in the Portfolio of the Fund in effect under the 1933 Act (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the "Prospectus" and "Statement of Additional Information," respectively).

   The Fund will promptly furnish the Investment Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

   In addition to the foregoing, the Fund will also provide the Investment Adviser with copies of the Fund's Charter and By-laws, and any registration statement or service contracts related to the Portfolio, and will promptly furnish the Investment Adviser with any amendments of or supplements to such documents.

   3. Management of the Portfolio. Subject to the supervision of the Board of Directors of the Fund, the Investment Adviser will provide for the overall management of the Portfolio including (i) the provision of a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Fund for the Portfolio, and (iii) the placement from time to time of orders for all purchases and sales made for the Portfolio. The Investment Adviser will provide the services rendered by it hereunder in accordance with the Portfolio's investment objectives, restrictions and policies as stated in the applicable Prospectus and the Statement of Additional Information, provided that the Investment Adviser has actual or constructive notice or knowledge of any changes by the Board of Directors to such investment objectives, restrictions or policies. The Investment Adviser further agrees that it will render to the Fund's Board of Directors such periodic and special reports regarding the performance of its duties under this Agreement as the Board may reasonably request. The Investment Adviser agrees to provide to the Fund (or its agents and service providers) prompt and accurate data with respect to the Portfolio's transactions and, where not otherwise available, the daily valuation of securities in the Portfolio.

   4. Brokerage. Subject to the Investment Adviser's obligation to obtain best price and execution, the Investment Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities. When the Investment Adviser places orders for the purchase or sale of securities for the Portfolio, in selecting brokers or dealers to execute such orders, the Investment Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Portfolio directly or indirectly. Without limiting the generality of the foregoing, the Investment Adviser is authorized to cause the Portfolio to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Portfolio or who otherwise provide brokerage and research services utilized by the Investment Adviser, provided that the Investment Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Investment Adviser's overall responsibilities with respect to accounts as to which the Investment Adviser exercises investment discretion. The Investment Adviser may aggregate securities orders so long as the Investment Adviser adheres to a policy of allocating investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other clients. In no instance will the Portfolio's securities be purchased from or sold to the Fund's principal underwriter, the Investment Adviser, or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.

   The Investment Adviser shall report to the Board of Directors of the Fund at least quarterly with respect to brokerage transactions that were entered into by the Investment Adviser, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Adviser to the Fund and the Investment Adviser's other clients, that the total commissions paid by the Fund were reasonable in relation to the benefits to the Fund over the long term, and that such commissions were paid in compliance with Section 28(e) of the Securities Exchange Act of 1934.

   5. Conformity with Law; Confidentiality. The Investment Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies having jurisdiction over the Investment Adviser in the performance of its duties hereunder. The Investment Adviser will treat confidentially and as proprietary information of the Fund all records and other information relating to the Fund and prior, present or potential shareholders (except clients of the Investment Adviser and its affiliates), and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

   6. Services Not Exclusive. The Investment Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Investment Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Portfolio or the Fund.

   Nothing in this Agreement shall limit or restrict the Investment Adviser or any of its partners, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account. The Fund acknowledges that the Investment Adviser and its partners, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Portfolio. The Investment Adviser shall have no obligation to acquire for the Portfolio a position in any investment which the Investment Adviser, its partners, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Investment Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

   The Investment Adviser agrees that this Paragraph 6 does not constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser under Section 206 of the Investment Advisers Act of 1940 and the rules thereunder. Further, the Investment Adviser agrees that this Paragraph 6 does not constitute a waiver by the Fund of the fiduciary obligation of the Investment Adviser arising under federal or state law, including Section 36 of the 1940 Act. The Investment Adviser agrees that this Paragraph 6 shall be interpreted consistent with the provisions of Section 17(i) of the 1940 Act.

   7. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

   8. Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Portfolio shall bear all of its own expenses not specifically assumed by the Investment Adviser. General expenses of the Fund not readily identifiable as belonging to a portfolio of the Fund shall be allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by the Portfolio shall include, but are not limited to, the following (or the portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Portfolio by the Investment Adviser; (c) filing fees and expenses relating to the registration and qualification of the Fund and the Portfolio's shares under Federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Fund's directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability or claim for damages or other relief asserted against the Fund or the Portfolio for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy material that are not attributable to a class; (l) any extraordinary expenses;
(m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; (o) costs of independent pricing services to value a portfolio's securities; and
(p) the costs of investment company literature and other publications provided by the Fund to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing, prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Fund are allocated to such class.

   If the expenses borne by the Portfolio in any fiscal year exceed the most restrictive applicable expense limitations imposed by the securities regulations of any state in which the Shares of the Portfolio are registered or qualified for sale to the public, the Investment Adviser shall reimburse the Portfolio for any excess up to the amount of the fees payable by the Portfolio to it during such fiscal year pursuant to Paragraph 9 hereof in the same proportion that its fees bear to the total fees paid by the Fund for investment advisory services in respect of the Portfolio; provided, however, that notwithstanding the foregoing, the Investment Adviser shall reimburse the Portfolio for such excess expenses regardless of the amount of such fees payable to it during such fiscal year to the extent that the securities regulations of any state in which the Shares are registered or qualified for sale so require.

   9. Voting. The Investment Adviser shall have the authority to vote as agent for the Fund, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which the Portfolio's assets may be invested from time to time, subject to such policies and procedures as the Board of Directors of the Fund may adopt from time to time.

   10. Reservation of Name. The Investment Adviser shall at all times have all rights in and to the Portfolio's name and all investment models used by or on behalf of the Portfolio. The Investment Adviser may use the Portfolio's name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder and the Fund shall execute and deliver any and all documents required to indicate the consent of the Fund to such use.

   No public reference to, or description of, the Investment Adviser or its methodology or work shall be made by the Fund, whether in the Prospectus, Statement of Additional Information or otherwise, without the prior written consent of the Investment Adviser, which consent shall not be unreasonably withheld. In each case, the Fund shall provide the Investment Adviser a reasonable opportunity to review any such reference or description before being asked for such consent.

   11. Discontinuation of Public Offering. Subject to the prior approval of the Fund's Board of Directors, the Investment Adviser may instruct the Fund's distributor to cease sales of shares of the Portfolio to new investors due to concerns that an increase in the size of the Portfolio may adversely affect the implementation of the Portfolio's investment strategy. Subject to prior Board approval, the Investment Adviser may subsequently instruct the Fund's distributor to recommence the sale of shares of the Portfolio.

   12. Compensation.

      (a) [Note: This provision applies only to the n/i numeric investors Emerging Growth Fund.] [For the services provided and the expenses assumed pursuant to this Agreement with respect to the Portfolio, the Fund will pay the Investment Adviser from the assets of the Portfolio and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at the annual rate of 0.75% of the Portfolio's average daily net assets.]

      (a) [Note: This provision applies only to the n/i numeric investors Growth Fund, n/i numeric investors Mid Cap Fund and n/i numeric investors Small Cap Value Fund.] [The Portfolio will pay the Investment Adviser from the assets of the Portfolio and the Investment Adviser will accept as full compensation therefor fees calculated as follows:

          (i) There shall be a fee, computed daily and payable monthly, at the annual rate of 0.85% of the Portfolio's average daily net assets (the "Base Fee"), provided, however, that if subparagraph (ii) below is applicable, the fee shall be calculated pursuant to subparagraph (iii) below.

          (ii) After each calendar month, it shall be determined whether the investment performance of the Portfolio (calculated in accordance with subparagraph (v) below) has exceeded or lagged the Target (as hereinafter defined) within the parameters of one of subparagraphs (A) through (E) during the immediately preceding twelve months:

             (A) the investment performance of the Portfolio lagged the Target;

             (B) the investment performance of the Portfolio exceeded the Target by at least 0 but less than 100 basis points;

             (C) the investment performance of the Portfolio exceeded the Target by at least 100 but less than 200 basis points;

             (D) the investment performance of the Portfolio exceeded the Target by at least 200 but less than 300 basis points;

             (E) the investment performance of the Portfolio exceeded the Target by at least 300 but less than 400 basis points;

             (F) the investment performance of the Portfolio exceeded the Target by at least 400 but less than 500 basis points;

             (G) the investment performance of the Portfolio exceeded the Target by at least 500 but less than 600 basis points;

             (H) the investment performance of the Portfolio exceeded the Target by at least 600 but less than 700 basis points;

             (I) the investment performance of the Portfolio exceeded the Target by at least 700 but less than 800 basis points;

             (J) the investment performance of the Portfolio exceeded the Target by at least 800 but less than 900 basis points; or

             (K) the investment performance of the Portfolio exceeded the Target by 900 basis points or more;

          (iii) If subparagraph (ii) applies, the rate of the Base Fee for such calendar month should be adjusted as follows:

             (A) If subparagraph (ii)(A) applies, the annual rate of the Base Fee shall be 0.35%;

             (B) If subparagraph (ii)(B) applies, the annual rate of the Base Fee shall be 0.45%;

             (C) If subparagraph (ii)(C) applies, the annual rate of the Base Fee shall be 0.55%;

             (D) If subparagraph (ii)(D) applies, the annual rate of the Base Fee shall be 0.65%;

             (E) If subparagraph (ii)(E) applies, the annual rate of the Base Fee shall be 0.75%;

             (F) If subparagraph (ii)(F) applies, the annual rate of the Base Fee shall be 0.85%;

             (G) If subparagraph (ii)(G) applies, the annual rate of the Base Fee shall be 0.95%;

             (H) If subparagraph (ii)(H) applies, the annual rate of the Base Fee shall be 1.05%;

             (I) If subparagraph (ii)(I) applies, the annual rate of the Base Fee shall be 1.15%;

             (J) If subparagraph (ii)(J) applies, the annual rate of the Base Fee shall be 1.25%; or

             (K) If subparagraph (ii)(K) applies, the annual rate of the Base Fee shall be 1.35%.


          (iv) The "Target" means the investment record of the        Index.

          (v) The investment record of the        Index shall be calculated in
       accordance with Rule 205-1(b) under the Investment Advisers Act of 1940, as amended (the "Advisers Act") as such Rule shall be amended from time to time or any successor regulation. The investment performance of the Fund shall be calculated in accordance with Rule 205-1(a) under the Advisers Act as such Rule shall be amended from time to time or any successor regulation.


      (b) The fee attributable to the Fund shall be satisfied only against assets of the Portfolio and not against the assets of any other investment portfolio of the Fund.

   13. Limitation of Liability of the Investment Adviser. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Portfolio will indemnify the Investment Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Investment Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Portfolio who are neither "interested persons" of the Portfolio nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Investment Adviser shall be entitled to advances from the Portfolio for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The Investment Adviser shall provide to the Portfolio a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Portfolio has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide a security in form and amount acceptable to the Portfolio for its undertaking; (b) the Portfolio is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Portfolio at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification. Any amounts payable by the Portfolio under this Section shall be satisfied only against the assets of the Portfolio and not against the assets of any other investment portfolio of the Fund.

   14. Duration and Termination. This Agreement shall become effective with respect to the Portfolio upon approval of this Agreement by vote of a majority of the outstanding voting securities of the Portfolio and unless sooner terminated as provided herein, shall continue with respect to the Portfolio until August 16, 2005. Thereafter, if not terminated, this Agreement shall continue with respect to the Portfolio for successive annual periods ending on August 16, provided such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated with respect to the Portfolio by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, on 60 days' prior written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 60 days' prior written notice to the Fund. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such terms have in the 1940 Act).

   15. Amendment of this Agreement. No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of this Agreement affecting the Portfolio shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

   16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

   17. Change in Membership. The Investment Adviser shall notify the Fund of any change in its membership within a reasonable time after such change.

   18. Counterparts. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   19. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of Delaware without giving effect to the conflicts of laws principles thereof.

   IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                              THE RBB FUND, INC.

                                              By:
                                                  -----------------------------
                                                         Edward J. Roach
                                                            President

                                              NUMERIC INVESTORS LLC

                                              By:
                                                  -----------------------------
                                                  Name:
                                                  Title:

                                  APPENDIX B

                               FORM OF AMENDMENT
                                      TO
                         INVESTMENT ADVISORY AGREEMENT

                      n/i numeric investors Mid Cap Fund

   WHEREAS, The RBB Fund, Inc. (the "Fund") and Numeric Investors LLC (the "Investment Adviser") desire to amend the Investment Advisory Agreement ("the Agreement") for the n/i numeric investors Mid Cap Fund (the "Portfolio") dated
          , 2004 by and among them under which the Investment Adviser renders investment advisory service; and

   WHEREAS, the Investment Adviser is willing to render such service to the Fund with respect to the Portfolio;

   The parties hereto, intending to be legally bound hereby, agree that the Agreement is amended as follows:

   12. Compensation.

      (a) For the services provided and the expenses assumed pursuant to the Agreement with respect to the Fund, commencing on [Insert the date one year after the first of the month following the date the shareholders approved this amendment], the Fund will pay the Investment Adviser from the assets of the Fund and the Investment Adviser will accept as full compensation therefor fees calculated as follows:

          (i) There shall be a fee, computed daily and payable monthly, at the annual rate of 0.85% of the Portfolio's average daily net assets (the "Base Fee"), provided, however, that if subparagraph (ii) below is applicable, the Base Fee shall be calculated pursuant to subparagraph
       (iii) below.

          (ii) After each calendar month, it shall be determined whether the investment performance of the Portfolio (calculated in accordance with subparagraph (v) below) has exceeded or lagged the Target (as hereinafter defined) within the parameters of one of subparagraphs (A) through (E) during the immediately preceding twelve months:

             (A) the investment performance of the Portfolio lagged the Target;

             (B) the investment performance of the Portfolio exceeded the Target by at least 0 but less than 100 basis points;

             (C) the investment performance of the Portfolio exceeded the Target by at least 100 but less than 200 basis points;

             (D) the investment performance of the Portfolio exceeded the Target by at least 200 but less than 300 basis points;

             (E) the investment performance of the Portfolio exceeded the Target by at least 300 but less than 400 basis points;

             (F) the investment performance of the Portfolio exceeded the Target by at least 400 but less than 500 basis points;

             (G) the investment performance of the Portfolio exceeded the Target by at least 500 but less than 600 basis points;

             (H) the investment performance of the Portfolio exceeded the Target by at least 600 but less than 700 basis points;

             (I) the investment performance of the Portfolio exceeded the Target by at least 700 but less than 800 basis points;

             (J) the investment performance of the Portfolio exceeded the Target by at least 800 but less than 900 basis points; or

             (K) the investment performance of the Portfolio exceeded the Target by 900 basis points or more;

          (iii) If subparagraph (ii) applies, the rate of the Base Fee for such calendar month should be adjusted as follows:

             (A) If subparagraph (ii)(A) applies, the annual rate of the Base Fee shall be 0.35%;

             (B) If subparagraph (ii)(B) applies, the annual rate of the Base Fee shall be 0.45%;

             (C) If subparagraph (ii)(C) applies, the annual rate of the Base Fee shall be 0.55%;

             (D) If subparagraph (ii)(D) applies, the annual rate of the Base Fee shall be 0.65%;

             (E) If subparagraph (ii)(E) applies, the annual rate of the Base Fee shall be 0.75%;

             (F) If subparagraph (ii)(F) applies, the annual rate of the Base Fee shall be 0.85%;

             (G) If subparagraph (ii)(G) applies, the annual rate of the Base Fee shall be 0.95%;

             (H) If subparagraph (ii)(H) applies, the annual rate of the Base Fee shall be 1.05%;

             (I) If subparagraph (ii)(I) applies, the annual rate of the Base Fee shall be 1.15%;

             (J) If subparagraph (ii)(J) applies, the annual rate of the Base Fee shall be 1.25%; or

             (K) If subparagraph (ii)(K) applies, the annual rate of the Base Fee shall be 1.35%.

          (iv) The "Target" means the investment record of the Russell Midcap Index.

          (vi) The investment record of the Target shall be calculated in accordance with Rule 205-1(b) under the Investment Advisers Act of 1940, as amended (the "Advisers Act") as such Rule shall be amended from time to time or any successor regulation. The investment performance of the Fund shall be calculated in accordance with Rule 205-1(a) under the Advisers Act as such Rule shall be amended from time to time or any successor regulation.

      (b) For each month in the 12-month period commencing [Insert the first day of the month following the date the shareholders approve this amendment], the rate of the Base Fee for such calendar month shall be the lesser of the Base Fee as calculated pursuant to subparagraph (a) where the Target shall mean the investment record of the Russell Midcap Index; or the Base Fee as calculated pursuant to subparagraph (a) where the Target shall mean the investment record of the Standard & Poor's MidCap 400.

      (c) The fee attributable to the Fund shall be satisfied only against assets of the Portfolio and not against the assets of any other investment portfolio of the Company.

   IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have caused this instrument to be executed by their officers designated below
as of           , 2004.

                                           THE RBB FUND, INC.

                                           By:
                                                  -----------------------------
                                           Title:

                                           NUMERIC INVESTORS LLC

                                           By:
                                                  -----------------------------
                                           Title:

                                  APPENDIX C

   As of the Record Date, to the Fund's knowledge, the following shareholders owned of record more than 5% of the outstanding common stock of each class of the Fund indicated below. The Fund does not know whether such persons also beneficially own such shares.

                                                             Amount of    Percentage
                                                                Fund       of Fund
     Fund Name            Shareholder Name and Address      Shares Owned     Held
     ---------            ----------------------------      ------------- ----------
Emerging Growth Fund Public Institute for Social Security   1,578,235.720    20.3%
                     1001 19/th/ St. N. Fl. 16
                     Arlington, VA 22209-1722

                     McKinsey Master Retirement Trust       1,140,268.303    14.6%
                     c/o McKinsey & Company, Inc.
                     55 East 52/nd/ Street 29/th/ Floor
                     New York, NY 10055

                     Charles Schwab & Co. Inc.                984,999.231    12.7%
                     Special Custody Account for the
                     Exclusive Benefit of Customers
                     Attn: Mutual Funds A/C 3143-0251
                     101 Montgomery Street
                     San Francisco, CA 94104-4122

                     Janis Claflin Bruce Fetzer and Winston   607,042.815     7.8%
                     Franklin Robert Lehman
                     Trst the John Fetzer Institute Inc.
                     U/A DTD 06/92 Attn Christina Adams
                     9292 W. KL Avenue
                     Kalamazoo, MI 49009-5316

                     National Investor Services               481,940.340     6.2%
                     FBO 097-50000-19
                     55 Water Street, 32nd Floor
                     New York, NY 10041-3299

                     Louisa Stude Sarofim Foundation          430,201.646     5.5%
                     DTD 01/04/91
                     c/o Nancy Head
                     1001 Fannin St., Ste 4700
                     Houston, TX 77002-6798

Growth Fund          CitiBank North America Inc.            1,261,010.951    44.0%
                     Sargent & Lundy Retirement Trust
                     DTD 06/01/96 Mutual Fund Unit
                     3800 Citibank Ctr. Bld B, Fl1, Zone 7
                     Tampa, FL 33610-9122

                     Charles Schwab & Co. Inc.                356,767.839    12.4%
                     Special Custody Account for the
                     Exclusive Benefit of Customers
                     Attn: Mutual Funds
                     101 Montgomery Street
                     San Francisco, CA 94104-4122

                                                        Amount of    Percentage
                                                           Fund       of Fund
     Fund Name         Shareholder Name and Address    Shares Owned     Held
     ---------         ----------------------------    ------------- ----------
                     Louisa Stude Sarofim Foundation     267,346.769     9.3%
                     c/o Nancy Head, DTD 01/04/91
                     1001 Fannin Street, Ste 4700
                     Houston, TX 77002-6798

Mid Cap Fund         Charles Schwab & Co. Inc.           425,924.702    21.7%
                     Special Custody Account for the
                     Exclusive Benefit of Customers
                     Attn: Mutual Funds
                     101 Montgomery Street
                     San Francisco, CA 94104-4122

                     Pershing LLC                        131,746.075     6.7%
                     P.O. Box 2052
                     Jersey City, NJ 07303-9998

Small Cap Value Fund Charles Schwab & Co. Inc.         4,903,850.015    48.9%
                     Special Custody Account for the
                     Exclusive Benefit of Customers
                     Attn: Mutual Funds
                     101 Montgomery Street
                     San Francisco, CA 94104-4122

                     National Investor Services FBO      544,421.582     5.4%
                     097-50000-19
                     55 Water Street, 32/nd/ Floor
                     New York, NY 10041

                     McKinsey Master Retirement Trust    542,018.637     5.4%
                     c/o McKinsey & Company Inc.
                     55 E. 52/nd/ Street, 29/th/ Floor
                     New York, NY 10055

                                  APPENDIX D

                       SECURITY OWNERSHIP OF MANAGEMENT
                              As of June 30, 2004

                                                                         Amount and
                                                                         Nature of
                                                                         Beneficial
                                                                         Ownership-
                                                                         Number of
                                                                           Shares   Percent
        Fund                      Name of Beneficial Owner                 Owned    of Fund
        ----                      ------------------------               ---------- -------
Emerging Growth Fund Robert Sablowsky, Director of the Company             2,294     0.029%
Growth Fund          Robert Sablowsky, Director of the Company             2,182     0.076%
Mid Cap Fund         Robert Sablowsky, Director of the Company             2,221     0.112%
Emerging Growth Fund Francis McKay, Director of the Company                1,025     0.013%
Growth Fund          Francis McKay, Director of the Company                  891     0.030%
Small Cap Value Fund Francis McKay, Director of the Company                1,007     0.008%
Emerging Growth Fund All Directors and Executive Officers of the Company   3,319     0.042%
Growth Fund          All Directors and Executive Officers of the Company   3,073     0.106%
Mid Cap Fund         All Directors and Executive Officers of the Company   2,221     0.112%
Small Cap Value Fund All Directors and Executive Officers of the Company   1,007     0.008%

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                                Valid signatures
------------                                                ----------------
CORPORATE ACCOUNTS
(1) ABC Corp......................................... ABC Corp.
(2) ABC Corp......................................... John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer................ John Doe
(4) ABC Profit Sharing Plan.......................... John Doe, Treasurer

TRUST ACCOUNTS
(1) ABC Trust........................................ Jane B. Doe, Treasurer
(2) Jane B. Doe, Trustee u/t/d 12/28/78.............. Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA John B. Smith
(2) John B. Smith.................................... John B. Smith, Jr., Executor

                                      PROXY

                   n/i numeric investors Emerging Growth Fund
                        n/i numeric investors Growth Fund
                       n/i numeric investors Mid Cap Fund
                   n/i numeric investors Small Cap Value Fund
                  (Investment Portfolios of The RBB Fund, Inc.)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         SPECIAL MEETING OF SHAREHOLDERS
                               September 30, 2004


This proxy is solicited on behalf of the Board of Directors of The RBB Fund, Inc. (the "Company") for the Special Meeting of Shareholders (the "Meeting") and relates to the proposal with respect to the Company and to the n/i numeric investors Emerging Growth Fund; n/i numeric investors Growth Fund; n/i numeric investors Mid Cap Fund and the n/i numeric investors Small Cap Value Fund, (each a "Fund," and together the "Funds"), each a series of the Company. The undersigned hereby appoints Edward J. Roach, Tina M. Payne and Michael P. Malloy, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Funds which the undersigned is entitled to vote at the Meeting to be held at 10:00 a.m. (Eastern time), on September 30, 2004, at the offices of the Company, Bellevue Corporate Center, 400 Bellevue Parkway, 4th Floor, Wilmington Delaware 19809, and any adjournment thereof.


YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS RELATING TO EACH RESPECTIVE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR FACSIMILE.

                    VOTE BY TELEPHONE, FACSIMILE, OR BY MAIL

        CALL                       FAX                          MAIL
--------------------------------------------------------------------------------
  To vote by phone,     FAX YOUR SIGNED AND DATED     Return the signed proxy
   call toll-free             PROXY CARD TO             card in the enclosed
    1-800-317-8030              1-800-717-8706                  envelope
--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

                                                     (proposals on reverse side)

                   n/i numeric investors Emerging Growth Fund
                  (Investment Portfolio of The RBB Fund, Inc.)

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, trustees, guardians etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED AUGUST 27, 2004, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

                              Date:
                                    --------------------------------------------


                              --------------------------------------------------
                              Signature (PLEASE SIGN WITHIN BOX)


                              --------------------------------------------------
                              Signature (Joint Owners)

                              PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                            . FOLD AND DETACH HERE .

Please fill in box(es) as shown
using black or blue ink or        [X]  PLEASE DO NOT USE
number 2 pencil.                       FINE POINT PENS

           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS
               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Your vote is important, no matter how many shares you own. You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the proposal below. The Board of Directors of the Company recommends that you vote FOR the proposals set forth below.

Proposal 1. Approval of New Advisory Agreements between the Company, on behalf of each n/i numeric investors fund, and Numeric (all shareholders of each n/i numeric investors family of funds to vote separately).

          [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

                                      PROXY
                   n/i numeric investors Emerging Growth Fund
                        n/i numeric investors Growth Fund
                       n/i numeric investors Mid Cap Fund
                   n/i numeric investors Small Cap Value Fund
                  (Investment Portfolios of The RBB Fund, Inc.)
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         SPECIAL MEETING OF SHAREHOLDERS
                               September 30, 2004

This proxy is solicited on behalf of the Board of Directors of The RBB Fund, Inc. (the "Company") for the Special Meeting of Shareholders (the "Meeting") and relates to the proposal with respect to the Company and to the n/i numeric investors Emerging Growth Fund; n/i numeric investors Growth Fund; n/i numeric investors Mid Cap Fund and the n/i numeric investors Small Cap Value Fund, (each a "Fund," and together the "Funds"), each a series of the Company. The undersigned hereby appoints Edward J. Roach, Tina M. Payne and Michael P. Malloy, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Funds which the undersigned is entitled to vote at the Meeting to be held at 10:00 a.m. (Eastern time), on September 30, 2004, at the offices of the Company, Bellevue Corporate Center, 400 Bellevue Parkway, 4th Floor, Wilmington Delaware 19809, and any adjournment thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS RELATING TO EACH RESPECTIVE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR FACSIMILE.

                    VOTE BY TELEPHONE, FACSIMILE, OR BY MAIL

-----------------   -------------------   -----------------------
      CALL                  FAX                     MAIL
-----------------   -------------------   -----------------------
To vote by phone,   FAX YOUR SIGNED AND   Return the signed proxy
 call toll-free     DATED PROXY CARD TO    card in the enclosed
 1-800-317-8030       1-800-7171-8706            envelope.
-----------------   -------------------   -----------------------

                            . FOLD AND DETACH HERE .

                                                     (proposals on reverse side)

                        n/i numeric investors Growth Fund
                  (Investment Portfolio of The RBB Fund, Inc.)

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, trustees, guardians etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED AUGUST 27, 2004, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

                              Date:
                                    --------------------------------------------


                              --------------------------------------------------
                              Signature (PLEASE SIGN WITHIN BOX)


                              --------------------------------------------------
                              Signature (Joint Owners)

                              PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                            . FOLD AND DETACH HERE .

Please fill in box(es) as shown
using black or blue ink or        [X]  PLEASE DO NOT USE
number 2 pencil.                       FINE POINT PENS

           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS
               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Your vote is important, no matter how many shares you own. You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the proposal below. The Board of Directors of the Company recommends that you vote FOR the proposals set forth below.

Proposal 1. Approval of New Advisory Agreements between the Company, on behalf of each n/i numeric investors fund, and Numeric (all shareholders of each n/i numeric investors family of funds to vote separately).

          [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

                                      PROXY
                   n/i numeric investors Emerging Growth Fund
                        n/i numeric investors Growth Fund
                       n/i numeric investors Mid Cap Fund
                   n/i numeric investors Small Cap Value Fund
                  (Investment Portfolios of The RBB Fund, Inc.)
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         SPECIAL MEETING OF SHAREHOLDERS
                               September 30, 2004

This proxy is solicited on behalf of the Board of Directors of The RBB Fund, Inc. (the "Company") for the Special Meeting of Shareholders (the "Meeting") and relates to the proposal with respect to the Company and to the n/i numeric investors Emerging Growth Fund; n/i numeric investors Growth Fund; n/i numeric investors Mid Cap Fund and the n/i numeric investors Small Cap Value Fund, (each a "Fund," and together the "Funds"), each a series of the Company. The undersigned hereby appoints Edward J. Roach, Tina M. Payne and Michael P. Malloy, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Funds which the undersigned is entitled to vote at the Meeting to be held at 10:00 a.m. (Eastern time), on September 30, 2004, at the offices of the Company, Bellevue Corporate Center, 400 Bellevue Parkway, 4th Floor, Wilmington Delaware 19809, and any adjournment thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS RELATING TO EACH RESPECTIVE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR FACSIMILE.

                    VOTE BY TELEPHONE, FACSIMILE, OR BY MAIL

-----------------   -------------------   -----------------------
      CALL                  FAX                     MAIL
-----------------   -------------------   -----------------------
To vote by phone,   FAX YOUR SIGNED AND   Return the signed proxy
 call toll-free     DATED PROXY CARD TO    card in the enclosed
 1-800-317-8030        1-800-717-8706            envelope.
-----------------   -------------------   -----------------------

                            . FOLD AND DETACH HERE .

                                                     (proposals on reverse side)

                       n/i numeric investors Mid Cap Fund
                  (Investment Portfolio of The RBB Fund, Inc.)

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, trustees, guardians etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED AUGUST 27, 2004, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

                              Date:
                                    --------------------------------------------


                              --------------------------------------------------
                              Signature (PLEASE SIGN WITHIN BOX)


                              --------------------------------------------------
                              Signature (Joint Owners)

                              PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                            . FOLD AND DETACH HERE .

Please fill in box(es) as shown
using black or blue ink or        [X]  PLEASE DO NOT USE
number 2 pencil.                       FINE POINT PENS

           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS
               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Your vote is important, no matter how many shares you own. You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the proposal below. The Board of Directors of the Company recommends that you vote FOR the proposals set forth below.

Proposal 1. Approval of New Advisory Agreements between the Company, on behalf of each n/i numeric investors fund, and Numeric (all shareholders of each n/i numeric investors family of funds to vote separately).

          [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

Proposal 2. (Shareholders of the Mid Cap Fund only). Approval of amendment to the New Advisory Agreement between the Company and Numeric with respect to the n/i numeric investors Mid Cap Fund to change its performance benchmark to the Russell Midcap Index from the S&P MidCap 400 Index pursuant to which Numeric would be compensated on a performance fee basis (approval of Proposal 2 is conditioned on the approval of Proposal 1 by the shareholders of the Mid Cap
Fund).

          [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

                                      PROXY
                   n/i numeric investors Emerging Growth Fund
                        n/i numeric investors Growth Fund
                       n/i numeric investors Mid Cap Fund
                   n/i numeric investors Small Cap Value Fund
                  (Investment Portfolios of The RBB Fund, Inc.)
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         SPECIAL MEETING OF SHAREHOLDERS
                               September 30, 2004

This proxy is solicited on behalf of the Board of Directors of The RBB Fund, Inc. (the "Company") for the Special Meeting of Shareholders (the "Meeting") and relates to the proposal with respect to the Company and to the n/i numeric investors Emerging Growth Fund; n/i numeric investors Growth Fund; n/i numeric investors Mid Cap Fund and the n/i numeric investors Small Cap Value Fund, (each a "Fund," and together the "Funds"), each a series of the Company. The undersigned hereby appoints Edward J. Roach, Tina M. Payne and Michael P. Malloy, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Funds which the undersigned is entitled to vote at the Meeting to be held at 10:00 a.m. (Eastern time), on September 30, 2004, at the offices of the Company, Bellevue Corporate Center, 400 Bellevue Parkway, 4th Floor, Wilmington Delaware 19809, and any adjournment thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS RELATING TO EACH RESPECTIVE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR FACSIMILE.

                    VOTE BY TELEPHONE, FACSIMILE, OR BY MAIL

-----------------   -------------------   -----------------------
      CALL                  FAX                     MAIL
-----------------   -------------------   -----------------------
To vote by phone,   FAX YOUR SIGNED AND   Return the signed proxy
 call toll-free     DATED PROXY CARD TO    card in the enclosed
 1-800-317-8030       1-800-7171-8706            envelope.
-----------------   -------------------   -----------------------

                            . FOLD AND DETACH HERE .

                                                     (proposals on reverse side)

                   n/i numeric investors Small Cap Value Fund
                  (Investment Portfolio of The RBB Fund, Inc.)

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, trustees, guardians etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED AUGUST 27, 2004, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

                              Date:
                                     -------------------------------------------


                              --------------------------------------------------
                              Signature (PLEASE SIGN WITHIN BOX)


                              --------------------------------------------------
                              Signature (Joint Owners)

                              PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                            . FOLD AND DETACH HERE .

Please fill in box(es) as shown
using black or blue ink or        [X]  PLEASE DO NOT USE
number 2 pencil.                       FINE POINT PENS

           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS
               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Your vote is important, no matter how many shares you own. You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the proposal below. The Board of Directors of the Company recommends that you vote FOR the proposals set forth below.

Proposal 1. Approval of New Advisory Agreements between the Company, on behalf of each n/i numeric investors fund, and Numeric (all shareholders of each n/i numeric investors family of funds to vote separately).

          [ ] FOR   [ ] AGAINST   [ ] ABSTAIN